                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06052

Morgan Stanley Municipal Income Opportunities Trust III
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
        (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust III performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

INCOME EARNED BY CERTAIN SECURITIES IN THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

FUND REPORT

For the year ended March 31, 2007

MARKET CONDITIONS


The economy continued to send mixed signals about its overall strength during the fiscal year. Huge swings in oil prices and ongoing geopolitical uncertainty had a negative impact on the economic outlook, as did the contraction in the residential real estate sector. Turmoil in the sub-prime mortgage market in the latter months of the reporting period intensified concerns about the housing sector and had the greatest impact on the capital markets. In fact, these concerns were the primary contributor to the sharp decline in the equity market in late February, which led to a "flight to quality" that forced yields on U.S. Treasury bonds lower and prices higher. The changing economic and financial picture led to changes in the Federal Open Market Committee's (the "Fed") monetary policy as well. In the first three months of the reporting period, the Fed continued to pursue its monetary tightening campaign, raising the target federal funds rate to 5.25 percent by the end of June 2006. In the months that followed, however, the Fed held the rate steady but still maintained a bias toward tightening until March, when statements released following that month's meeting signaled a more neutral bias. This apparent change in policy led to a firmer equity market and began to move bond yields higher in the final weeks of the period.

Long-term municipal bond yields rose modestly at the beginning of the fiscal period, with representative yields on 30-year AAA-rated municipal bonds increasing from 4.40 percent in March to 4.65 percent in July. The subsequent stabilization of Fed monetary policy, coupled with the growing risks to the economy, led long-term municipal rates to reverse course and decline to 3.95 percent in November before ending the fiscal year higher at 4.15 percent. Credit spreads between lower-quality, high-yield municipal bonds -- which comprise the bulk of the Fund's investments -- and higher-rated bonds narrowed during the period. Credit spreads measure the incremental yield investors are willing to accept to assume additional credit risk. When credit spreads have tightened, lower quality issues have typically outperformed high-grade issues.

The slope of the municipal yield curve remained relatively flat, with only a 60 basis point yield differential, or "pick-up", between 30-year maturities and one-year maturities. In comparison, the yield pick-up from one to 30 years in March 2006 was over 100 basis points, and has averaged over 170 basis points over the past three years.

Although municipal bond issuance in 2006 lagged that of the previous year, declining interest rates in the fourth quarter of the year spurred a rebound that led new issue volume for the year to reach $383 billion, the second highest on record and only 6 percent below 2005's record pace. In the first three months of 2007, new issue municipal volume increased by 49 percent to $104 billion. Municipalities continued to take advantage of lower interest rates to refinance their debt and refundings increased dramatically to an 88 percent share of total volume. The top five issuing states during the period were California (reflecting a 122 percent increase in new issuance for a 20 percent total market share), New York, Texas, Illinois and Florida. Together, these states accounted for 45 percent of total volume. Despite the increase in volume, however, the supply of high-yield municipal bonds remained constrained.

Strong demand by institutional investors and non-traditional buyers, including hedge funds and arbitrage accounts, helped long-term municipal bonds perform in line with Treasuries for the period. The 30-year municipal-to-Treasury yield ratio, which measures the relative attractiveness of these two sectors, declined from 92 to 85 percent during the fiscal year. A declining ratio indicates that municipals outperformed Treasuries while at the same time becoming richer (less attractive) on a relative basis.

PERFORMANCE ANALYSIS

For the 12-month period ended March 31, 2007, Morgan Stanley Municipal Income Opportunities Trust III's (OIC's) net asset value (NAV) increased from $9.77 to $10.08 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.54 per share, and a taxable distribution of approximately $0.01 per share, the Fund's total NAV return was 9.06 percent. OIC's value on the New York Stock Exchange (NYSE) moved from $9.60 to $10.21 per share during the same period. Based on this change plus reinvestment of distributions, the Fund's total market return was 12.42 percent. OIC's NYSE market price was at a 1.29 percent premium to its NAV.

Monthly dividends for the second quarter of 2007, declared in March, were unchanged at $0.045 per share. The dividend reflects the current level of the Fund's net investment income. OIC's level of undistributed net investment income was $0.097 per share on March 31, 2007, versus $0.124 per share 12 months earlier.(1) All holdings were accruing interest at fiscal year-end.

During the fiscal reporting period, the Fund's interest-rate positioning continued to reflect our anticipation of higher rates. As a result, at the end of March the Fund's option-adjusted duration* stood at 6.9 years. At the beginning of the period this duration strategy helped the Fund's total returns when interest rates rose, but tempered returns later in the fiscal year when rates declined.

The Fund invests primarily in higher yielding municipal bonds. During the period, the Fund's exposure to these below investment-grade or non-rated issues was more than three-quarters of its assets. This security mix had a positive impact on performance as lower-rated, high-yield municipal bonds outperformed investment-grade issues. The lower supply of high-yield bonds, coupled with strong demand, served as catalysts to their strong performance. Another boost to the Fund's performance were several holdings that appreciated significantly when they were prerefunded.** Reflecting an ongoing commitment to diversification, the Fund's net assets of approximately $86 million were invested among 11 long-term sectors and 86 credits.

OIC's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

----------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).
 * A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.
** Prerefunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue prior to its first call date.

   TOP FIVE SECTORS
   Retirement & Life Care Facilities                   24.6%
   Hospital                                            13.7
   Tax Allocation                                      13.5
   Nursing & Health Related Facilities                  7.7
   Educational Facilities                               7.1

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                              2.8%
   Aa/AA                                                2.0
   A/A                                                  1.2
   Baa/BBB                                             16.4
   Ba/BB or Less                                        7.6
   NR                                                  70.0

Data as of March 31, 2007. Subject to change daily. All percentages for top five sectors are as a percentage of net assets and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of March 31, 2007


WEIGHTED AVERAGE MATURITY: 22 YEARS(a)

0-5                                                                               10
6-10                                                                               3
11-15                                                                              6
16-20                                                                             16
21-25                                                                             26
26-30                                                                             32
31+                                                                                7

(a)  When applicable maturities reflect mandatory tenders, puts and call dates.

     Portfolio structure is subject to change.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama................     1.2%
Alaska.................     1.1
Arizona................     1.3
California.............     9.4
Colorado...............     3.2
Connecticut............     3.0
District of Columbia...     1.1
Florida................     9.4
Georgia................     1.2
Hawaii.................     2.0
Illinois...............     4.3
Indiana................     2.9
Iowa...................     1.9%
Kansas.................     2.5
Maryland...............     4.0
Massachusetts..........     3.7
Minnesota..............     2.1
Missouri...............     4.9
Nevada.................     3.6
New Hampshire..........     1.2
New Jersey.............     6.7
New York...............     5.0
North Carolina.........     1.2
Oklahoma...............     1.3
Pennsylvania...........     5.1%
South Carolina.........     1.0
Tennessee..............     2.7
Texas..................     3.1
Utah...................     1.3
Virginia...............     5.8
Washington.............     0.3
Wyoming................     1.9
Joint exemptions*......    (1.1)
                          -----
Total+.................    98.3%
                          =====

---------------------
*   Joint exemptions have been included in each geographic location.

+ Does not include open short futures contracts with an underlying face amount of $1,621,875 with unrealized appreciation of $4,998 and an open swap contract with unrealized appreciation of $9,804.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of March 31, 2007


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

2007(a)                                                                           10
2008                                                                               7
2009                                                                              10
2010                                                                               8
2011                                                                               8
2012                                                                               8
2013                                                                               9
2014                                                                               8
2015                                                                               7
2016                                                                              19
2017+                                                                              6

COST (BOOK) YIELD(b) -- WEIGHTED AVERAGE BOOK YIELD: 6.4%

2007(a)                                                                          6.40
2008                                                                             6.40
2009                                                                             6.20
2010                                                                             7.30
2011                                                                             7.50
2012                                                                             6.50
2013                                                                             6.50
2014                                                                             6.10
2015                                                                             5.50
2016                                                                             6.00
2017+                                                                            5.80

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 6.4% on 10% of the long-term portfolio that is callable in 2007.

    Portfolio structure is subject to change.

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (98.6%)
            General Obligation (1.2%)
 $ 1,000    Georgetown Special Taxing District, Connecticut, Ser 2006
              A (a)...................................................   5.125%   10/01/36   $ 1,002,240
                                                                                             -----------
 -------
            Educational Facilities Revenue (7.1%)
   1,000    Pima County Industrial Development Authority, Arizona,
              Noah Webster Basic School Ser 2004 A....................   6.125    12/15/34     1,055,110
     495    Bellalago Educational Facilities Benefits District,
              Florida, Bellalago Charter School Ser 2004 B............   5.80     05/01/34       513,132
   1,500    Upland, Indiana, Taylor University Ser 2002...............   6.25     09/01/28     1,647,900
     400    Maryland Health & Higher Educational Facilities Authority,
              Washington Christian Academy Ser 2006...................   5.50     07/01/38       411,984
     420    Maryland Industrial Development Financing Authority, Our
              Lady of Good Counsel High School Ser 2005 A.............   5.50     05/01/20       443,671
   1,000    Harrisburg Authority, Pennsylvania, Harrisburg University
              of Science & Technology Ser 2007 B......................   6.00     09/01/36     1,042,020
   1,000    Chattanooga Health Educational & Housing Facilities Board,
              Tennessee, Student Housing Refg Ser 2005 A***...........   5.00     10/01/25     1,019,070
                                                                                             -----------
 -------
                                                                                               6,132,887
   5,815
                                                                                             -----------
 -------
            Hospital Revenue (13.7%)
   1,000    Colbert County - Northwest Health Care Authority, Alabama,
              Helen Keller Hospital Ser 2003..........................   5.75     06/01/27     1,049,250
     500    Salida, Hospital District, Colorado, Heart of the Rockies
              Regional Medical Center Ser 2006........................   5.25     10/01/36       508,795
   1,500    Hawaii Department of Budget & Finance, Wilcox Memorial
              Hospital Ser 1998.......................................   5.50     07/01/28     1,539,105
     500    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002.......................................   6.125    08/01/31       539,355
     500    Washington County Hospital, Iowa, Ser 2006................   5.375    07/01/26       516,330
   1,250    Aitkin, Minnesota, Riverwood Healthcare Center Ser 2006...   5.60     02/01/32     1,289,700
   1,000    Henderson, Nevada, Catholic Health West Ser 1998 A........   5.125    07/01/28     1,018,080
   1,000    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A....   6.00     05/01/28     1,026,780
   1,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994.....................   7.25     07/01/27     1,031,650
   1,000    Oklahoma Development Finance Authority, Comanche County
              Hospital 2000 Ser B.....................................   6.60     07/01/31     1,111,170
     500    Decatur Hospital Authority, Texas, Wise Regional Health
              Ser 2004 A..............................................   7.125    09/01/34       551,000
   1,500    Teton County Hospital District, Wyoming, St John's Medical
              Center Ser 2002.........................................   6.75     12/01/27     1,601,520
                                                                                             -----------
 -------
                                                                                              11,782,735
  11,250
                                                                                             -----------
 -------

                       See Notes to Financial Statements
 4

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (6.2%)
 $   905    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser
              1991 (AMT)*.............................................  10.125%   09/01/11   $   906,421
   1,235    Maryland Industrial Development Financing Authority,
              Medical Waste Associates LP 1989 Ser (AMT)..............   8.75     11/15/10     1,027,718
            New York City Industrial Development Agency, New York,
   1,000      American Airlines Inc Ser 2005 (AMT)....................   7.75     08/01/31     1,214,050
   1,000      7 World Trade Center LLC Ser 2005 A.....................   6.50     03/01/35     1,064,550
     425    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)...................................................   6.65     05/01/10       442,705
     500    Pennsylvania Economic Development Financing Authority,
              Reliant Energy Inc Ser 2001 A (AMT).....................   6.75     12/01/36       551,020
     100    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1988................................................   7.50     09/01/08        99,688
                                                                                             -----------
 -------
                                                                                               5,306,152
   5,165
                                                                                             -----------
 -------
            Mortgage Revenue - Multi-Family (0.9%)
     500    Buffalo, Minnesota, Central Minnesota Senior Housing Ser
              2006 A..................................................   5.50     09/01/33       504,915
     290    Washington Housing Finance Commission, FNMA Collateralized
              Refg Ser 1990 A.........................................   7.50     07/01/23       290,583
                                                                                             -----------
 -------
                                                                                                 795,498
     790
                                                                                             -----------
 -------
            Mortgage Revenue - Single Family (4.0%)
      20    Maricopa County Industrial Development Authority, Arizona,
              Ser 2000-1C (AMT).......................................   6.25     12/01/30        20,393
            California Housing Finance Agency,
     500      RITES PA 1417 Ser 2006 (AMT)............................  5.325**   08/01/31       497,000
     500      RITES PA 1417 Ser 2006 (AMT)............................  5.525**   08/01/36       498,890
     180    Colorado Housing Finance Authority, 1998 Ser B-2 (AMT)....   7.25     10/01/31       181,168
     245    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1
              (AMT)...................................................   6.45     09/01/29       247,722
            Pennsylvania Housing Finance Agency,
     880      Ser 2006-96 A (AMT)++...................................   4.65     10/01/31       868,575
   1,120      Ser 2006-96 A (AMT)++...................................   4.70     10/01/37     1,105,460
                                                                                             -----------
 -------
                                                                                               3,419,208
   3,445
                                                                                             -----------
 -------
            Nursing & Health Related Facilities Revenue (7.7%)
   2,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999.......   6.75     04/01/34     2,079,880
   1,000    Pinellas County Health Facilities Authority, Florida, Oaks
              of Clearwater Ser 2004..................................   6.25     06/01/34     1,068,030
            Massachusetts Development Finance Agency,
     500      Evergreen Center Ser 2005...............................   5.50     01/01/35       514,085
   1,205      Kennedy-Donovan Center Inc 1990 Issue...................   7.50     06/01/10     1,249,645

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $   695    New Jersey Health Care Facilities Financing Authority,
              Spectrum for Living - FHA Insured Mortgage Refg Ser B...   6.50%    02/01/22   $   696,334
   1,000    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999.....................   6.20     06/01/29     1,035,830
                                                                                             -----------
 -------
                                                                                               6,643,804
   6,400
                                                                                             -----------
 -------
            Public Facilities Revenue (1.2%)
   1,000    Kansas City Industrial Development Authority, Missouri,
 -------      Plaza Library Ser 2004..................................   5.90     03/01/24     1,013,300
                                                                                             -----------
            Recreational Facilities (6.5%)
   1,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A.................................   6.25     01/01/30     1,040,120
   1,300    San Diego County, California, San Diego Natural History
              Museum COPs.............................................   5.60     02/01/18     1,301,885
   1,500    Mohegan Tribe of Indians, Connecticut, Gaming Authority
              Ser 2001 (a)............................................   6.25     01/01/31     1,596,135
   1,000    Overland Park Development Corporation, Kansas, Convention
              Center Hotel Ser 2000 A.................................   7.375    01/01/32     1,090,700
     500    Austin Convention Enterprises Inc, Texas, Convention
              Center Hotel Ser 2006 B.................................   5.75     01/01/34       535,720
                                                                                             -----------
 -------
                                                                                               5,564,560
   5,300
                                                                                             -----------
 -------
            Retirement & Life Care Facilities Revenue (24.6%)
   1,100    Orange County Health Facilities Authority, Florida,
              Orlando Lutheran Towers Inc Ser 2005....................   5.375    07/01/20     1,109,746
   1,000    Medical Center Hospital Authority, Georgia, Spring Harbor
              at Green Island Ser 2007 (WI)...........................   5.25     07/01/27     1,023,820
   1,000    Illinois Finance Authority, Friendship Village of
              Schaumburg Ser 2005 A...................................   5.625    02/15/37     1,032,980
     750    Illinois Health Facilities Authority, Villa St Benedict
              Ser 2003 A-1............................................   6.90     11/15/33       829,958
     275    Saint Joseph County, Indiana, Holy Cross Village at Notre
              Dame Ser 2006 A.........................................   6.00     05/15/26       293,686
   1,000    Olathe, Kansas, Catholic Care Ser 2006 A..................   6.00     11/15/38     1,070,390
     500    Howard County, Maryland, Vantage House Ser 2007 B (WI)....   5.25     04/01/37       511,720
     500    Maryland Health & Higher Educational Facilities Authority,
              King Farm Presbyterian Community Ser 2007 A.............   5.30     01/01/37       514,500
   1,425    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A..................................   5.625    07/01/15     1,458,887
   1,000    Kansas City Industrial Development Authority, Missouri,
              Bishop Spencer 2004 Ser I...............................   6.25     01/01/24     1,055,750

                       See Notes to Financial Statements
 6

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            New Jersey Economic Development Authority,
 $ 1,000      Franciscan Oaks Ser 1997................................   5.70%    10/01/17   $ 1,020,650
   1,000      Franciscan Oaks Ser 1997................................   5.75     10/01/23     1,020,400
     500      Lions Gate Ser 2005 A...................................   5.875    01/01/37       523,960
   1,000    North Carolina Medical Care Commission Healthcare
              Facilities, Presbyterian Homes Ser 2006.................   5.50     10/01/31     1,042,830
     750    Bucks County Industrial Development Authority,
              Pennsylvania, Ann's Choice Ser 2005 A...................   6.25     01/01/35       797,302
     500    Montgomery County Industry Development Authority,
              Pennsylvania, Whitemarsh Community Ser 2005.............   6.25     02/01/35       530,095
     750    South Carolina Jobs-Economic Development Authority, Wesley
              Commons Ser 2006........................................   5.30     10/01/36       765,945
            Shelby County Health, Educational & Housing Facilities
              Board, Tennessee,
     500      Trezevant Manor Ser 2006 A..............................   5.75     09/01/37       514,250
     750      Village at Germantown Ser 2003 A........................   7.25     12/01/34       761,865
     500    HFDC Central Texas Inc, Legacy at Willow Bend, Ser 2006
              A.......................................................   5.75     11/01/36       519,265
   1,000    Lubbock Health Facilities Development Corporation, Texas,
              Carillon Ser 2005 A.....................................   6.50     07/01/26     1,049,470
   2,580    Chesterfield County Industrial Development Authority,
              Virginia, Brandermill Woods Ser 1998....................   6.50     01/01/28     2,684,357
   1,000    Peninsula Ports Authority of Virginia, Virginia Baptist
              Homes Ser 2006 C........................................   5.40     12/01/33     1,036,510
                                                                                             -----------
 -------
                                                                                              21,168,336
  20,380
                                                                                             -----------
 -------
            Tax Allocation Revenue (13.5%)
     475    Carlsbad Community Facility District #3, California, Ser
              2006....................................................   5.30     09/01/36       489,754
   1,500    Poway Unified School District, Community Facilities
              District #14, California, Ser 2006......................   5.25     09/01/36     1,546,920
   1,000    San Marcos Community Facilities District #2002-01,
              California, University Commons Ser 2004.................   5.90     09/01/28     1,050,140
     700    Santa Ana Unified School District Communities Facilities
              District #2004-1, California, Ser 2005..................   5.05     09/01/30       708,834
   1,000    Copperleaf Metropolitan District #2, Colorado, Ser 2006...   5.95     12/01/36     1,038,930
            Elk Valley Public Improvement Corporation, Colorado,
     500      Ser 2001 A..............................................   7.30     09/01/22       531,740
     500      Ser 2001 A..............................................   7.35     09/01/31       530,895
   1,000    Midtown Miami Community Development District, Florida,
              Parking Garage Ser 2004 A...............................   6.25     05/01/37     1,088,370
     500    Bolingbrook, Illinois, Sales Tax Ser 2005.................  0.00+++   01/01/24       499,160
     500    Chicago, Illinois, Lake Shore East Ser 2002...............   6.75     12/01/32       542,105
     500    Pingree Grove Special Service Area #7, Illinois, Cambridge
              Lakes Ser 2006..........................................   6.00     03/01/36       522,590

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $   500    Prince George's County, Maryland, National Harbor Ser
              2004....................................................   5.20%    07/01/34   $   512,260
   1,000    Des Peres, Missouri, West County Center Ser 2002..........   5.75     04/15/20     1,028,330
     500    Clark County Special Improvement District #142, Nevada,
              Mountain's Edge Ser 2003................................   6.375    08/01/23       517,145
     500    Henderson, Nevada, Local Improvement District # T-18, Ser
              2006....................................................   5.30     09/01/35       507,890
     500    Allegheny County Redevelopment Authority, Pennsylvania,
              Pittsburgh Mills Ser 2004...............................   5.60     07/01/23       531,675
                                                                                             -----------
 -------
                                                                                              11,646,738
  11,175
                                                                                             -----------
 -------
            Tobacco Revenue (5.5%)
   1,000    Northern Tobacco Securitization Corporation, Alaska, Asset
              Backed Ser 2006 A.......................................   5.00     06/01/46       974,780
   1,000    California County Tobacco Securitization Agency, Gold
              County Settlement Funding Corp Ser 2006.................   0.00     06/01/33       223,030
   2,000    Golden State Tobacco Securitization Corporation,
              California, Ser 2007A-1++...............................   5.125    06/01/47     1,986,030
   5,000    Silicon Valley Tobacco Securitization Authority,
              California, Santa Clara Tobacco Securitization Corp Ser
              2007 C..................................................   0.00     06/01/56       239,250
   2,000    Tobacco Settlement Financing Corporation, New Jersey, Ser
              2007-1B.................................................   0.00     06/01/41       298,640
   1,000    Nassau County Tobacco Settlement Corporation, New York,
              Asset Backed Ser 2006 A-3...............................   5.125    06/01/46     1,019,430
                                                                                             -----------
 -------
                                                                                               4,741,160
  12,000
                                                                                             -----------
 -------
            Transportation Facilities Revenue (1.2%)
   1,000    Nevada Department of Business & Industry, Las Vegas
 -------      Monorail 2nd Tier Ser 2000..............................   7.375    01/01/40     1,052,190
                                                                                             -----------
            Refunded (5.3%)
   2,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A.....................................   8.00     01/01/10+    2,224,180
     940    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996...............................   9.25     07/01/11+    1,147,185
   1,000    New Jersey Economic Development Authority, Cedar Crest
              Village Inc Ser 2001 A..................................   7.25     11/15/11+    1,151,800
                                                                                             -----------
 -------
                                                                                               4,523,165
   3,940
                                                                                             -----------
 -------
  88,660    Total Tax-Exempt Municipal Bonds (Cost $80,534,020)...........................    84,791,973
                                                                                             -----------
 -------
            Short-Term Tax-Exempt Municipal Obligations (3.2%)
     200    Hawaii Department of Budget & Finance, Hawaiian Electric
              Co
              Ser 1996 A (AMT) (MBIA) (call for Redemption
              05/01/07)...............................................   6.20     05/01/26       200,388
   1,100    Missouri Health & Educational Facilities Authority, Saint
              Louis University Ser 2006 A (MBIA) (Demand 04/02/07)....   3.75@    10/01/35     1,100,000
   1,100    Murray City, Utah, IHC Health Ser 2005 B (Demand
              04/02/07)...............................................   3.77@    05/15/37     1,100,000

                       See Notes to Financial Statements
 8

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

PRINCIPAL
AMOUNT IN                                                               COUPON    MATURITY
THOUSANDS                                                                RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $   400    Virginia Commonwealth University, Ser 2006 A (Ambac)
              (Demand 04/02/07).......................................  3.80@%    11/01/30   $   400,000
                                                                                             -----------
 -------
   2,800    Total Short-Term Tax-Exempt Municipal Obligations (Cost $2,800,181)...........     2,800,388
                                                                                             -----------
 -------
  91,460    Total Investments (Cost $83,334,201)..........................................    87,592,361
                                                                                             -----------
 -------
            Floating Rate Note Obligation Related to Securities Held (-3.5%)
  (3,000)   Notes with interest rates ranging from 3.68% to 3.75% at March 31, 2007 and contractual maturities of collateral ranging from 10/01/31 to 06/01/47 (See
              Note 1D)++++ (Cost $(3,000,000))............................................    (3,000,000)
                                                                                             -----------
 -------

 $88,460    Total Net Investments (Cost $80,334,201) (b) (c)...................    98.3%     84,592,361
 =======
            Other Assets In Excess of Liabilities..............................     1.7       1,419,799
                                                                                  -----     -----------
            Net Assets.........................................................   100.0%    $86,012,160
                                                                                  =====     ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
  RITES     Residual Interest Tax-Exempt Security.
    WI      Security purchased on a when-issued basis.
    @       Current coupon of variable rate demand obligation.
    *       Joint exemption in locations shown.
    **      Current coupon rate for inverse floating rate municipal
            obligations (See Note 7). This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $995,890 which represents 1.2% of net assets.
   ***      A portion of this security has been physically segregated in connection with open futures contracts in the amount of
            $11,250.
    +       Refunded to call date shown.
    ++      Underlying security related to inverse floater entered into by the Fund.
   +++      Security is a "step-up" bond where the coupon increases on a predetermined future date.
   ++++     Floating rate note obligation related to securities held.
            The interest rate shown reflects the rate in effect at March
            31, 2007.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      Securities have been designated as collateral in an amount equal to $3,160,334 in connection with securities purchased on a when-issued basis, open futures contracts and an open swap contract.
   (c)      The aggregate cost for federal income tax purposes is
            $80,288,425. The aggregate gross unrealized appreciation is
            $4,610,772 and the aggregate gross unrealized depreciation is $306,836, resulting in net unrealized appreciation of
            $4,303,936.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - MARCH 31, 2007 continued

FUTURES CONTRACTS OPEN AT MARCH 31, 2007:

NUMBER OF                   DESCRIPTION, DELIVERY         UNDERLYING FACE          UNREALIZED
CONTRACTS   LONG/SHORT         MONTH AND YEAR             AMOUNT AT VALUE         APPRECIATION
-----------------------------------------------------------------------------------------------
    15         Short     U.S. Treasury Notes 10 Year        $(1,621,875)             $4,998
                                  June 2007                                          ======

INTEREST RATE SWAP CONTRACT OPEN AT MARCH 31, 2007:

                         NOTIONAL         PAYMENTS               PAYMENTS           TERMINATION   UNREALIZED
    COUNTERPARTY       AMOUNT (000)     MADE BY FUND         RECEIVED BY FUND          DATE      APPRECIATION
-------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase Co.     $2,000     Fixed Rate 3.6075%  Floating Rate BMA           05/25/17       $9,804
                                                         (Bond Market Association)                  ======

                       See Notes to Financial Statements
 10

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments in securities, at value
  (cost $83,334,201).................  $87,592,361
Unrealized appreciation on an open
  swap contract......................        9,804
Cash.................................       87,900
Receivable for:
    Investments sold.................    1,678,254
    Interest.........................    1,326,895
    Variation margin.................        1,875
Prepaid expenses and other assets....       15,699
                                       -----------
    Total Assets.....................   90,712,788
                                       -----------
Liabilities:
Floating rate note obligations.......    3,000,000
Payable for:
    Investments purchased............    1,534,866
    Investment advisory fee..........       42,593
    Administration fee...............        6,815
    Transfer agent fee...............        1,323
Accrued expenses and other
  payables...........................      115,031
                                       -----------
    Total Liabilities................    4,700,628
                                       -----------
    Net Assets.......................  $86,012,160
                                       ===========
Composition of Net Assets:
Paid-in-capital......................  $81,402,056
Net unrealized appreciation..........    4,272,962
Accumulated undistributed net
  investment income..................      824,356
Accumulated net realized loss........     (487,214)
                                       -----------
    Net Assets.......................  $86,012,160
                                       -----------
Net Asset Value Per Share
8,532,857 shares outstanding
(unlimited shares authorized of $.01
par value)...........................       $10.08
                                       ===========

Statement of Operations
For the year ended March 31, 2007

Net Investment Income:
Interest Income.......................  $5,166,452
                                        ----------
Expenses
Investment advisory fee...............     427,455
Professional fees.....................      69,172
Administration fee....................      68,393
Shareholder reports and notices.......      41,153
Listing fees..........................      22,004
Interest and residual trust
  expenses............................      21,097
Transfer agent fees and expenses......      11,114
Custodian fees........................       6,151
Trustees' fees and expenses...........       6,069
Other.................................      23,884
                                        ----------
    Total Expenses....................     696,492

Less: expense offset..................      (6,062)
                                        ----------
    Net Expenses......................     690,430
                                        ----------
    Net Investment Income.............   4,476,022
                                        ----------
Net Realized and Unrealized Gain
(Loss):
Net Realized Gain (Loss) on:
Investments...........................     954,320
Futures contracts.....................     (97,793)
                                        ----------
    Net Realized Gain.................     856,527
                                        ----------
Net Change in Unrealized Appreciation:
Investments...........................   1,990,884
Futures contracts.....................       4,998
Swap contract.........................       9,804
                                        ----------
    Net Appreciation..................   2,005,686
                                        ----------
    Net Gain..........................   2,862,213
                                        ----------
Net Increase..........................  $7,338,235
                                        ==========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS, continued

Statements of Changes in Net Assets

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                              MARCH 31, 2007   MARCH 31, 2006
                                                              --------------   --------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $ 4,476,022      $ 4,834,759
Net realized gain...........................................       856,527          756,757
Net change in unrealized appreciation.......................     2,005,686        1,140,280
                                                               -----------      -----------
    Net Increase............................................     7,338,235        6,731,796
Dividends to shareholders from net investment income........    (4,715,902)      (4,574,650)

Decrease from transactions in shares of beneficial
  interest..................................................      (407,092)      (2,740,265)
                                                               -----------      -----------
    Net Increase (Decrease).................................     2,215,241         (583,119)
Net Assets:
Beginning of period.........................................    83,796,919       84,380,038
                                                               -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $824,356 and $1,063,894, respectively)...................   $86,012,160      $83,796,919
                                                               ===========      ===========

                       See Notes to Financial Statements
 12

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust III (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations; (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note Obligations Related to Securities Held -- The Fund enters into transactions in which it transfers to Dealer Trusts ("Dealer Trusts"), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts' assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate note obligations" on the "Statement of Assets and Liabilities." The Fund records the interest income from the fixed rate bonds under the caption "Interest Income" and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption "Interest and residual trust expenses" in the Fund's "Statement of Operations." The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At March 31, 2007, Fund investments with a value of $3,960,065 are held by the Dealer Trusts and serve as collateral for the $3,000,000 in floating rate note obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at March 31, 2007 are presented in the "Portfolio of Investments."

E. Interest Rate Swaps -- Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2007 aggregated $22,883,162 and $22,864,804, respectively. Included in the aforementioned transactions are purchases and sales of $1,043,750 and $3,071,075, respectively, with other Morgan Stanley funds including net realized gains of $92,236.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended March 31, 2007 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,537. At March 31, 2007, the Fund had an accrued pension liability of $59,908, which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                          PAR VALUE    EXCESS OF
                                                               SHARES     OF SHARES    PAR VALUE
                                                              ---------   ---------   -----------
Balance, March 31, 2005.....................................  8,876,378    $88,764    $84,462,826
Treasury shares purchased and retired (weighted average
  discount 5.68%)*..........................................   (300,621)    (3,006)    (2,737,259)
Reclassification due to permanent book/tax differences......     --          --            (2,177)
                                                              ---------    -------    -----------
Balance, March 31, 2006.....................................  8,575,757     85,758     81,723,390
Treasury shares purchased and retired (weighted average
  discount 3.73%)*..........................................    (42,900)      (429)      (406,663)
                                                              ---------    -------    -----------
Balance, March 31, 2007.....................................  8,532,857    $85,329    $81,316,727
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On March 26, 2007, the Fund declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
              April 5,       April 20,
  $0.045        2007           2007
  $0.045    May 4, 2007    May 18, 2007
  $0.045    June 8, 2007   June 22, 2007

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a Dealer Trust in exchange for cash and residual interests in the Dealer Trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                              MARCH 31, 2007   MARCH 31, 2006
                                                              --------------   --------------
Tax-exempt income...........................................    $4,614,770       $4,574,650
Ordinary income.............................................       101,132          --
                                                                ----------       ----------
Total distributions.........................................    $4,715,902       $4,574,650
                                                                ==========       ==========

As of March 31, 2007, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income.............................    $  838,784
Undistributed long-term gains...............................       --
                                                                ----------
Net accumulated earnings....................................       838,784
Capital loss carryforward*..................................      (482,196)
Temporary differences.......................................       (60,224)
Net unrealized appreciation.................................     4,313,740
                                                                ----------
Total accumulated earnings..................................    $4,610,104
                                                                ==========

* During the year ended March 31, 2007, the Fund utilized $861,195 of its net capital loss carryforward. As of March 31, 2007, the Fund had a net capital loss carryforward of $482,196 which will expire on March 31, 2013 to offset future capital gains to the extent provided by regulations.

As of March 31, 2007, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to-market of open futures contracts.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007 continued

Permanent differences, due to tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at March 31, 2007:

 ACCUMULATED
UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED
    INCOME           LOSS       PAID-IN-CAPITAL
--------------   ------------   ---------------
     $342          $(342  )        --
     ====           ======           ====

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE YEAR ENDED MARCH 31
                                                    ----------------------------------------------------------------
                                                      2007          2006          2005          2004          2003
                                                    --------      --------      --------      --------      --------

Selected Per Share Data:
Net asset value, beginning of period..............   $ 9.77         $9.51         $9.39         $9.33         $9.32
                                                     ------         -----         -----         -----         -----
Income from investment operations:
    Net investment income*........................     0.52          0.55          0.53          0.52          0.56
    Net realized and unrealized gain..............     0.34          0.22          0.10          0.09          0.01
                                                     ------         -----         -----         -----         -----
Total income from investment operations...........     0.86          0.77          0.63          0.61          0.57
                                                     ------         -----         -----         -----         -----
Less dividends from net investment income.........    (0.55)        (0.53)        (0.53)        (0.56)        (0.57)
                                                     ------         -----         -----         -----         -----
Anti-dilutive effect of acquiring treasury
 shares*..........................................     0.00(2)       0.02          0.02          0.01          0.01
                                                     ------         -----         -----         -----         -----
Net asset value, end of period....................   $10.08         $9.77         $9.51         $9.39         $9.33
                                                     ======         =====         =====         =====         =====
Market value, end of period.......................   $10.21         $9.60         $8.27         $8.92         $8.63
                                                     ======         =====         =====         =====         =====
Total Return+.....................................    12.42%        22.84%        (1.27)%       10.00%         5.58%
Ratios to Average Net Assets:
Total expenses (before expense offset)............     0.82%(1)      0.79%(1)      0.93%(1)      1.02%(1)      0.98%(1)
Total expenses (before expense offset, exclusive
 of interest and residual trust expenses).........     0.79%(1)      0.79%(1)      0.93%(1)      1.02%(1)      0.98%(1)
Net investment income.............................     5.25%         5.74%         5.68%         5.59%         5.96%
Supplemental Data:
Net assets, end of period, in thousands...........  $86,012       $83,797       $84,380       $85,549       $86,567
Portfolio turnover rate...........................       28%           20%           17%           12%            8%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.
    (2) Includes anti-dilutive effect of acquiring treasury shares of less than $0.01.

                       See Notes to Financial Statements
 20

Morgan Stanley Municipal Income Opportunities Trust III
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Morgan Stanley Municipal Income Opportunities Trust III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Income Opportunities Trust III (the "Fund"), including the portfolio of investments, as of March 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Income Opportunities Trust III as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 22, 2007

Morgan Stanley Municipal Income Opportunities Trust III
REVISED INVESTMENT POLICY (UNAUDITED)

INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into an interest rate swap on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the

Morgan Stanley Municipal Income Opportunities Trust III
REVISED INVESTMENT POLICY (UNAUDITED) continued

caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Morgan Stanley Municipal Income Opportunities Trust III
RESULTS OF ANNUAL SHAREHOLDER MEETING (UNAUDITED)

On October 25, 2006, an annual meeting of the Fund's shareholders was held for the purpose of voting on the following matters, the results of which were as follows:

Election of Trustees:

                                                                                # OF SHARES
                                                              -----------------------------------------------
                                                                 FOR               WITHHELD           ABSTAIN
                                                              -----------------------------------------------
Frank L. Bowman.............................................   7,213,261            42,476            57,765
Kathleen Dennis.............................................   7,216,728            39,009            57,765
Edwin J. Garn...............................................   7,214,451            41,286            57,765
Michael F. Klein............................................   7,214,451            41,286            57,765
Michael E. Nugent...........................................   7,213,661            42,076            57,765
W. Allen Reed...............................................   7,214,051            41,686            57,765

The following Trustees were not standing for reelection at this meeting: Michael Bozic, James Higgins, Dr. Manuel H. Johnson, Joseph J. Kearns and Fergus Reid.

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Frank L. Bowman (62)                     Trustee      Since August    President and Chief Executive        171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer of the Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); Chairperson of
                                                                      the Insurance Sub-Committee of
                                                                      the Valuation, Insurance and
                                                                      Compliance Committee (since
                                                                      February 2007); formerly
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy
                                                                      (1996-2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (66)                       Trustee      Since April     Private investor; Chairperson        173
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-September
                                                                      2006); Vice Chairman of Kmart
                                                                      Corporation (December
                                                                      1998-October 2000), Chairman
                                                                      and Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Frank L. Bowman (62)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.
Michael Bozic (66)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Kathleen A. Dennis (53)                  Trustee      Since August    President, Cedarwood                 171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Money
New York, NY 10036                                                    Market and Alternatives Sub-
                                                                      Committee of the Investment
                                                                      Committee (since October 2006)
                                                                      and Director or Trustee of
                                                                      various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly, Senior
                                                                      Managing Director of Victory
                                                                      Capital Management (1993-
                                                                      2006).

Dr. Manuel H. Johnson (58)               Trustee      Since July      Senior Partner, Johnson Smick        173
c/o Johnson Smick Group, Inc.                         1991            International, Inc.,
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C),
                                                                      (international economic
                                                                      commission); formerly
                                                                      Chairperson of the Audit
                                                                      Committee (July 1991-
                                                                      September 2006); Vice Chairman
                                                                      of the Board of Governors of
                                                                      the Federal Reserve System and
                                                                      Assistant Secretary of the
                                                                      U.S. Treasury.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
Dr. Manuel H. Johnson (58)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of
888 16th Street, N.W.                    Evergreen Energy.
Suite 740
Washington, D.C. 20006

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Joseph J. Kearns (64)                    Trustee      Since August    President, Kearns & Associates       174
c/o Kearns & Associates LLC                           1994            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly,
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.

Michael F. Klein (48)                    Trustee      Since August    Managing Director, Aetos             171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Capital, LLC (since March
Counsel to the Independent Trustees                                   2000) and Co-President, Aetos
1177 Avenue of the Americas                                           Alternatives Management, LLC
New York, NY 10036                                                    (since January 2004);
                                                                      Chairperson of the
                                                                      Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee of various
                                                                      Retail Funds and Institutional
                                                                      Funds (since August 2006);
                                                                      formerly Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.
Michael F. Klein (48)                    Director of certain
c/o Kramer Levin Naftalis & Frankel LLP  investment funds managed or
Counsel to the Independent Trustees      sponsored by Aetos Capital,
1177 Avenue of the Americas              LLC. Director of Sanitized AG
New York, NY 10036                       and Sanitized Marketing AG
                                         (specialty chemicals).

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael E. Nugent (70)                   Chairperson  Chairperson of  General Partner of Triumph           173
c/o Triumph Capital, L.P.                of the       the Boards      Capital, L.P. (private
445 Park Avenue                          Board and    since July      investment partnership);
New York, NY 10022                       Trustee      2006 and        Chairperson of the Boards of
                                                      Trustee since   the Retail Funds and
                                                      July 1991       Institutional Funds (since
                                                                      July 2006) and Director or
                                                                      Trustee of the Retail Funds
                                                                      (since July 1991) and the
                                                                      Institutional Funds (since
                                                                      July 2001); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (until July 2006),
                                                                      and Vice President, Bankers
                                                                      Trust Company and BT Capital
                                                                      Corporation (1984-1988).

W. Allen Reed (59)                       Trustee      Since August    Chairperson of the Equity Sub-       171
c/o Kramer Levin Naftalis & Frankel LLP               2006            Committee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee of
New York, NY 10036                                                    various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006); President and
                                                                      CEO of General Motors Asset
                                                                      Management; formerly, Chairman
                                                                      and Chief Executive Officer of
                                                                      the GM Trust Bank and
                                                                      Corporate Vice President of
                                                                      General Motors Corporation
                                                                      (August 1994-December 2005).

Fergus Reid (74)                         Trustee      Since June      Chairman of Lumelite Plastics        174
c/o Lumelite Plastics Corporation                     1992            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  -----------------------------
Michael E. Nugent (70)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022
W. Allen Reed (59)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), and Temple-Inland
Counsel to the Independent Trustees      Industries (packaging,
1177 Avenue of the Americas              banking and forest products);
New York, NY 10036                       Director of Legg Mason, Inc.
                                         and Director of the Auburn
                                         University Foundation.
Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Interested Trustee:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
-------------------------------------  -----------  --------------  ------------------------------  -------------
James F. Higgins (59)                  Trustee      Since June      Director or Trustee of the           173
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).


      Name, Age and Address of          Other Directorships Held by
         Interested Trustee                  Interested Trustee
-------------------------------------  ------------------------------
James F. Higgins (59)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of March 31, 2007.

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (68)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Administrative Officer of the
                                                                Investment Adviser; Chief Administrative Officer of Morgan
                                                                Stanley Services Company Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Limited                                              Management; Managing Director and Director of Morgan Stanley
20 Bank Street                                                  Investment Management Limited; Vice President of the Retail
Canary Wharf,                                                   Funds and Institutional Funds (since February 2006).
London, England E144QAD

Dennis F. Shea (53)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail and Institutional
                                                                Funds (since February 2006). Formerly, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (43)              Chief            Since October   Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance       2004            Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Officer                          Director and Chief Compliance Officer of Morgan Stanley
                                                                Investment Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

Morgan Stanley Municipal Income Opportunities Trust III
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (40)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on November 14, 2006.

The Fund's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2007 FEDERAL TAX NOTICE (UNAUDITED)

         During the year ended March 31, 2007, the Fund paid its shareholders $0.54 per share from tax-exempt income.

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

LEGAL COUNSEL

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

COUNSEL TO THE INDEPENDENT TRUSTEE

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

(c) 2007 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

                                                                            LOGO

Morgan Stanley
Municipal Income
Opportunities Trust III

Annual Report
March 31, 2007

[MORGAN STANLEY LOGO]

OICRPT-IU07-01017P-Y03/07

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)

      (1)   The Fund's Code of Ethics is attached hereto as Exhibit 12 A.

      (2)   Not applicable.

      (3)   Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that Joseph J. Kearns, an "independent" Trustee, is an "audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                                        REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES............................  $   31,300                  N/A

NON-AUDIT FEES

  AUDIT-RELATED FEES..................  $      531(2)         6,559,000(2)
  TAX FEES............................  $    4,600(3)           623,667(4)
  ALL OTHER FEES......................  $        -                    -
TOTAL NON-AUDIT FEES..................  $    5,131            7,182,667

TOTAL.................................  $   36,431            7,182,667

2006

                                        REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES............................  $   30,446                  N/A

NON-AUDIT FEES

  AUDIT-RELATED FEES..................  $      540(2)         5,180,378(2)
  TAX FEES............................  $    4,448(3)         2,275,787(4)
  ALL OTHER FEES......................  $        -                    -
TOTAL NON-AUDIT FEES..................  $    4,988            7,456,165

TOTAL.................................  $   35,434            7,456,165

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                     AS ADOPTED AND AMENDED JULY 23, 2004,(1)

      1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

      2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

      3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

      8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

      9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

      10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      Morgan Stanley Retail Funds
      ---------------------------
      Morgan Stanley Investment Advisors Inc.
      Morgan Stanley & Co. Incorporated
      Morgan Stanley DW Inc.
      Morgan Stanley Investment Management Inc.
      Morgan Stanley Investment Management Limited
      Morgan Stanley Investment Management Private Limited
      Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
      Van Kampen Asset Management
      Morgan Stanley Services Company, Inc.
      Morgan Stanley Distributors Inc.
      Morgan Stanley Trust FSB

      Morgan Stanley Institutional Funds
      ----------------------------------
      Morgan Stanley Investment Management Inc.
      Morgan Stanley Investment Advisors Inc.
      Morgan Stanley Investment Management Limited
      Morgan Stanley Investment Management Private Limited
      Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
      Morgan Stanley & Co. Incorporated
      Morgan Stanley Distribution, Inc.
      Morgan Stanley AIP GP LP
      Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipal Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James F. Willison, a Managing Director of the Investment Adviser, Gerard J. Lian, an Executive Director of the Investment Adviser and Wayne D. Godlin, a Managing Director of the Investment Adviser.


Mr. Willison has been associated with the Investment Adviser in an investment management capacity since January 1980 and began managing the Fund at inception. Mr. Lian has been associated with the Investment Adviser in an investment management capacity since December 1991 and began managing the Fund in February 2003. Mr. Godlin has been associated with the Investment Adviser in an investment management capacity since May 1988 and began managing the Fund in October 2001.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of March 31, 2007.

Mr. Willison managed 22 mutual funds with a total of approximately $7.2 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Lian managed three mutual funds with a total of approximately $400.5 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Godlin managed five mutual funds with a total of approximately $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

            -     Cash Bonus.

            - Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

            - Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisor or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP fund menu.

            - Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser and/or Sub-Advisor or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

            - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

            - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

            -     Contribution to the business objectives of the Investment
                  Adviser.

            -     The dollar amount of assets managed by the portfolio manager.

            - Market compensation survey research by independent third parties.

            - Other qualitative factors, such as contributions to client objectives.

            - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

      As of March 31, 2007, the portfolio managers did not own any share of the Fund.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                     (d) Maximum
                                                    (c)Total          Number (or
                                                   Number of          Approximate
                                                   Shares (or        Dollar Value)
                                                      Units)         of Shares (or
                    (a) Total                      Purchased as     Units) that May
                    Number of                    Part of Publicly       Yet Be
                    Shares (or   (b) Average        Announced         Purchased
                      Units)    Price Paid per      Plans or        Under the Plans
      Period        Purchased   Share (or Unit)     Programs          or Programs
------------------  ----------  ---------------  ---------------- -----------------
April 1, 2006 -
April 30, 2006        19,100         9.5028             N/A              N/A

May 1, 2006 -
May 31, 2006           6,400         9.4178             N/A              N/A

June 1, 2006 -
June 30, 2006         13,200         9.3481             N/A              N/A

November 1, 2006 -
November 30, 2006      4,200         9.9527             N/A              N/A

Total                 42,900         9.5554             N/A              N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to provide reasonable assurance that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's ("SEC") rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. The Fund's principal executive officer and principal financial officer have also concluded that the Fund's disclosure controls and procedures designed to ensure that information required to be disclosed by the Fund in this Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure were effective.

Management of the Fund has determined that as of and prior to March 31, 2007, the Fund's fiscal annual period, the Fund had a deficiency in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." Since March 31, 2007, and prior to the issuance of the Fund's semiannual report, management has revised its disclosure controls and procedures and its internal control over financial reporting in order to improve the controls' effectiveness to ensure that transactions in transfers of municipal securities are accounted for properly.

Management notes that other investment companies investing in similar investments over similar time periods had been accounting for such investments in a similar manner as the Fund. Accordingly, other investment companies are also concluding that there was a material weakness in their internal control over financial reporting of such investments. There was no impact to the net asset value of the Fund's shares or the Fund's total return for any period as a result of the changes in financial reporting of such investments.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting. However, as discussed above, subsequent to March 31, 2007, the Fund's internal control over financial reporting was revised.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Income Opportunities Trust III

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
May 22, 2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
May 22, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 22, 2007